                                                                   Exhibit 10.65
La Plaza Del Norte

                                   ASSIGNMENT

     This Assignment is made as of the 21st day of January 2004 by INLAND REAL ESTATE ACQUISITIONS, INC., an Illinois corporation ("Assignor") to and for the benefit of INLAND WESTERN SAN ANTONIO LIMITED PARTNERSHIP, an Illinois limited partnership ("Assignee").

     Assignor does hereby sell, assign, transfer, set over and convey unto Assignee all of its right, title and interest as Buyer under into that certain Contract of Sale dated as of December 23, 2003, as amended and entered into by DDRA Community Centers Four, L.P., a Texas limited partnership, as seller, and Assignor, as Buyer (collectively, the "Agreement"), for the sale and purchase of the property described by the Agreement, located in San Antonio, Texas.

     Assignor represents and warrants that it is the Buyer under the Agreement, and that it has not sold, assigned, transferred, or encumbered such interest in any way to any other person or entity. By acceptance hereof, Assignee accepts the foregoing assignment and agrees, from and after the date hereof, to (i) perform all of the obligations of Buyer under the Agreement, and (ii) indemnify, defend, protect and hold Assignor harmless from and against all claims and liabilities arising under the Agreement.

     IN WITNESS WHEREOF, Assignor and Assignee have executed this instrument as of the date first written above.

                                 ASSIGNOR:

                                 INLAND REAL ESTATE ACQUISITIONS, INC.
                                 an Illinois corporation

                                 By: /s/ [Illegible]
                                    --------------------------
                                 Name: [Illegible]
                                      ------------------------
                                 As Its: Vice President
                                        ----------------------
                                 ASSIGNEE:

                                 INLAND WESTERN SAN ANTONIO LIMITED
                                 PARTNERSHIP, an Illinois limited partnership

                                 By: INLAND WESTERN SAN ANTONIO GP,
                                     L.L.C., a Delaware limited liability
                                     company, its General Partner

                                 By: INLAND WESTERN RETAIL REAL
                                     ESTATE TRUST, INC., a Maryland
                                     corporation, its Sole Member

                                 By: /s/ [Illegible]
                                    --------------------------
                                 Name: [Illegible]
                                      ------------------------
                                 Title: Authorized Agent
                                       -----------------------